Income Taxes	3 Months Ended	6 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
6.	Income Taxes
Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date
income, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The Company’s effective tax rates differ from the federal statutory rate primarily due to the fair value on instruments treated as debt for GAAP and equity for tax purposes, which is not deductible for income tax purposes, for 2021.
The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.
The Company has evaluated tax positions taken or expected to be taken in the course of preparing the financial statements to determine if the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. The Company has concluded that there was no impact related to uncertain tax positions on the results of its operations for the period ended March 31, 2021. As of March 31, 2021, the Company has no accrued interest or penalties related to uncertain tax positions. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations, and interpretations thereof.

7.	Income Taxes
Effective Tax Rate Reconciliation
The Company’s effective tax rates differ from the federal statutory rate primarily due to the fair value of warrants treated as liabilities for US GAAP reporting purposes and equity for tax purposes, which is not deductible for income tax purposes, for 2020. A reconciliation of the statutory federal income tax expense to the income tax expense from continuing operations provided at December 31, 2020 as follows:

From June 29, 2020 (inception) to December 31, 2020
Income tax expense/(benefit) at the federal statutory rate	$(320,777)
Warrant liability expense	166,845
Allocated expense for warrant issuance cost	127,659
State income taxes—net of federal income tax benefits	(4,892)
Change in valuation allowance	4,892

Total income tax expense (benefit)	$(26,273)

Current/Deferred Taxes

From June 29, 2020 (inception) to December 31, 2020
Current income tax expense
Federal	$—
State	—

Total current income tax expense	$—

Deferred income tax expense
Federal	$(26,273)
State	—

Total deferred income tax expense	$(26,273)

Provision for income taxes	$(26,273)

Deferred Tax Assets and Liabilities
Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2020:

Period Ended December 31, 2020
Deferred tax assets
Accrued expenses	$14,608
Net operating losses	23,600

Total deferred tax assets	38,208
Valuation allowance	(4,892)

Net deferred tax assets	33,316

Deferred tax liabilities	—
Prepaids	(5,232)
Accrued income	(1,811)

Total deferred tax liabilities	(7,043)

Net deferred tax assets (liabilities)	$26,273